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                                                                    Exhibit 99.3


                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of July 25, 2002, by and among Boston Life Sciences, Inc., a Delaware corporation (the "Company"), the Holders listed on Schedule 1 hereof (the "Initial Holders") and any Holder hereafter becoming a party hereto in accordance with the provisions hereof

                              W I T N E S S E T H:

         WHEREAS, the Initial Holders are purchasing 10% Convertible Senior Secured Promissory Notes (the "Notes") and Warrants (the "Warrants") pursuant to the terms and conditions of a certain Securities Purchase Agreement of even date herewith (the "SP Agreement") and in connection therewith are entitled to receive registration rights with respect to the Conversion Securities (as defined in the SP Agreement) and Warrant Securities (as defined in the SP Agreement) on the terms set forth in this Agreement for the benefit of the Initial Holders.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and other good and valuable consideration the mutual receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Defined Terms. As used in this Agreement the following terms have the following meanings.

                  "Affiliate" means, as to any specified Person, any other Person that, directly or indirectly through one or more intermediaries or otherwise, controls, is controlled by or is under common control with the specified Person. This definition uses "control" to mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person (whether through ownership of capital stock of that Person, by contract or otherwise).

                  "Blue Sky Laws" has the meaning Section 5(f) specifies.

                  "Claims" has the meaning Section 11(a) specifies.

                  "Common Stock" means the common stock, par value $.01 per share, of the Company.

                  "Conversion Securities" has the meaning ascribed to it in the SP Agreement.

                  "Demand Registration" has the meaning Section 3(a) specifies.

                  "Eligible Offering" has the meaning Section 4(a) specifies.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto and the rules and regulations thereunder.

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                  "Exempt Offering" means any offering by the Company of shares of Common Stock (i) in connection with or pursuant to any benefit, compensation, incentive or savings plan or program in which any of the officers, directors, employees or independent contractors of the Company or any of its subsidiaries participate, (ii) as consideration in any business combination or other acquisition transaction, (iii) as the securities into or for which other equity or debt securities are convertible or exchangeable, or as the securities that may be acquired by the exercise of options, warrants or other rights or (iv) made only to existing holders of securities issued by the Company.

                  "Holder" means at any time any Person then owning Registrable Shares and having the rights and obligations of a Holder and which (i) is an Initial Holder, (ii) has been assigned those rights and obligations pursuant to Section 10(a) or (iii) has become a Holder pursuant to Section 10(b).

                  "Indemnified Party" has the meaning Section 11(b) specifies.

                  "Initial Holders" has the meaning the preamble hereto specifies.

                  "Inspector" has the meaning Section 5(e) specifies.

                  "Lockup Period" has the meaning Section 8 specifies.

                  "Person" means any natural person, sole proprietorship, corporation, partnership, limited liability company, business trust, unincorporated organization or association, estate or trust or other entity.

                  "Preliminary Prospectus" means, as applied to any registration statement the Company files under the Securities Act to register shares of Common Stock for its public offering of those shares (other than in an Exempt Offering), the prospectus that registration statement includes which is labeled "subject to completion" and is first used in "roadshow" presentations by the Company to potential investors in connection with that offering.

                  "Proceeding" has the meaning Section 11(b) specifies.

                  "Records" has the meaning Section 5(e) specifies.

                  "Registrable Shares" means all shares of Conversion Securities acquired upon conversion of the Note, all shares of Warrant Securities acquired upon exercise of the Warrant and any securities of the Company issued or issuable with respect to Conversion Securities or Warrant Securities by way of conversion, exchange, dividend or stock split or combination. For purposes of this Agreement, a share of Registrable Shares will cease to be Registrable Shares when (i) a registration statement covering that share has been filed and become effective under the Securities Act and its Holder distributes it by means of that effective registration statement or (ii) its Holder distributes it pursuant to Rule 144 or (iii) such securities become freely saleable under Rule 144(k).

                  "Registration Notice" has the meaning Section 4(b) specifies.

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                  "Related Party" means, as to any specified Person, any other
         Person who is an officer, director or agent of the specified Person or who controls the specified Person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

                  "Requesting Holder" has the meaning Section 4(d) specifies.

                  "Request Notice" has the meaning Section 4(c) specifies.

                  "Rule 144" means Rule 144 (or any similar or successor provision) under the Securities Act.

                  "SEC" means the Securities and Exchange Commission and any successor thereto as the agency administering the Securities Act.

                  "Securities Act" means the Securities Act of 1933, as amended, and any successor thereto and the rules and regulations thereunder.

                  "Sellers' Registration Statement" means a registration statement filed by the Company under the Securities Act to register Registrable Shares for resale by Holders pursuant to the exercise of the registration rights provided for under Section 3 or 4.

                  "Selling Holder" has the meaning Section 5(c) specifies.

                  "Warrant Securities" has the meaning ascribed to it in the SP Agreement.

         2.       Other Definitional Provisions.

         (a) This Agreement uses the words "herein," "hereof," "hereto" and "hereunder" and words of similar import to refer to this Agreement as a whole and not to any provision of this Agreement.

         (b) Whenever the context so requires, the singular number includes the plural and vice versa, and a reference to one gender includes the other genders.

         (c) The word "including" (and, with correlative meaning, the word "include") means including without limiting the generality of any description preceding that word, and the verbs "shall" and "will" are used interchangeably and have the same meaning.

         (d) The term "underwriter," as used herein, does not include any Holder.

         (e) Terms that are capitalized in this Agreement but not otherwise defined, shall have the meanings ascribed to them in the SP Agreement and in the Note.

                  3. Demand Registration.

         (a) Following the date that is thirty (30) days after the date hereof (the "Commencement Date"), the Holders collectively shall have the right to request registration (a

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"Demand Registration") under the Securities Act of such Holder's Registrable
Shares pursuant to this Section 3 upon the terms and subject to the terms, conditions and limitations set forth herein.

         (b) At any time during the period beginning on the Commencement Date and ending on the fifth anniversary of the Commencement Date (the "Expiration Date"), a Holder or Holders holding in the aggregate at least twenty percent (20%) of the Registrable Shares may request, in writing, that the Company effect the registration of Registrable Shares owned by such Holder or Holders on any form available therefor under the Securities Act. If the Holders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. In the event such registration is underwritten, the right of any Holder to participate in such registration shall be conditioned on such Holder's participation in such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all other Holders. Such other Holders shall have the right, by giving written notice to the Company within thirty (30) days after the Company provides its notice pursuant to the provisions set forth in Section 12(b) hereof, to elect to have included in such registration such of their Registrable Shares as such Holders may request in such notice of election.

         (c) Notwithstanding the preference of any Holder as to the method of distribution of any Registrable Shares that may be set forth in a request for registration pursuant to Section 3(b) (a "Demand Notice") or in a response to a notification by the Company of receipt of such a request (a "Company Notice"), selling Holders holding in the aggregate more than 50% of the Registrable Shares requested to be included in a Demand Registration may, in their sole discretion, determine that the sale of Registrable Shares pursuant to such Demand Registration be pursuant to a firm commitment underwriting, the managing underwriter of which shall be a nationally recognized investment banking firm selected by such selling Holders and approved by the Company, which approval shall not unreasonably be withheld or delayed. If the lead managing underwriter of any such underwritten public offering determines in good faith that the aggregate number of Registrable Shares to be offered exceeds the number of shares that could be sold without having an adverse effect on such offering (including the price at which the Registrable Shares may be sold), then the number of shares to be offered shall be reduced or limited in the following manner: (i) first, shares, other than Registrable Shares, requested to be included in such registration by shareholders will be excluded, (ii) second, shares that the Company desires to include in such registration will be excluded, and (iii) third, the number of Registrable Shares to be offered shall be reduced or limited in proportion to the respective numbers of Registrable Shares requested to be included by such selling Holders to the extent necessary to reduce the total number of shares to be included in such offering to the amount recommended by such lead managing underwriter. The Company shall enter into the same underwriting agreement as the selling Holders, containing representations, warranties, indemnities, and agreements reasonably acceptable to the Company and not substantially different from those customarily made by an issuer in underwriting agreements with respect to secondary distributions.

         (d) The Company shall be entitled to postpone, for a reasonable period of time not in excess of 90 days after its receipt of a Demand Notice, the filing or effectiveness of any Registration Statement, if (i) at any time prior to the filing or effectiveness of such Registration Statement the Company determines, in its reasonable business judgment, that such registration

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and offering would materially interfere with or otherwise materially adversely affect any material planned financing, acquisition, corporate reorganization, or other transaction or development involving the Company and (ii) the Company gives the selling Holders written notice of such postponement; provided however, that a postponement pursuant to this Section 3(d) shall be authorized only once during any twelve month period. In the event of such postponement, the Company shall file such Registration Statement as soon as practicable after it shall determine, in its reasonable business judgment, that such registration and offering will not interfere with the matters described in the first sentence of this Section 3(d). If the Company shall postpone the filing of any Registration Statement, selling Holders holding in the aggregate more than 50% of the Registrable Shares requested to be included in such Registration Statement shall have the right to withdraw their request for such registration by giving written notice to the Company within 15 days of the notice of postponement. Such withdrawal request shall be deemed to apply to all selling Holders who hold Registrable Shares that had been requested to be included in such Registration Statement. In the event that the selling Holders withdraw their request in the foregoing manner, such request shall not be counted for purposes of determining the number of registrations to which Holders are entitled pursuant to clauses
(i) and (ii) of Section 3(f).

         (e) Each selling Holder may, before any underwriting agreement relating to such selling Holder's Registrable Shares is signed or before any Registration Statement becomes effective, withdraw his or its Registrable Shares from inclusion therein, should the terms of sale not be satisfactory to such selling Holder. If selling Holders holding in the aggregate more than 50% of the Registrable Shares requested to be included in such Registration Statement so withdraw, however, such registration shall be deemed to have occurred for the purposes of clauses (i) and (ii) of Section 3(f), unless the selling Holders pay (pro rata, in proportion to the number of Registrable Shares requested to be included or in such other proportions as they may agree among themselves) within 20 days after any such withdrawal, all of the out-of-pocket expenses of the Company incurred in connection with such registration.

         (f) The Company shall not be required to effect a registration pursuant to this Section 3 in any of the following circumstances:

                           (i)   the Company has previously filed two (2)
registrations pursuant to this Section 3, and such registrations have been declared effective;

                           (ii)  the Company has previously filed a registration
statement pursuant to this Section 3 within the twelve month period preceding the receipt of a Demand Notice, and such registration has been declared effective and no stop order has been issued by the SEC which remains in effect with respect thereto;

                           (iii) during the period starting with the date of
filing of, and ending on the date ninety (90) days following the effective date of, a registration statement in which Holders had the right to participate pursuant to Section 4, including a registration statement in which the underwriters reduced the Holders' participation pursuant to Section 4(e);

                           (iv)  if within thirty (30) days after receipt of a
Demand Notice, the Company gives notice to the Holders of the Company's intention to make an offering described in clause (iii) of this Section 3(f) within ninety (90) days; or

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                           (v)  the total number of Registrable Shares requested
to be registered is less than 40% of the number of Registrable Shares outstanding; or

                           (vi) the anticipated net aggregate offering price of
the Registrable Shares is less than $1,000,000.

         4.  Piggyback Registration Rights.

         (a) If at any time or from time to time the Company proposes to register any shares of Common Stock under the Securities Act for its own account other than pursuant to an Exempt Offering, in the United States of those shares for cash (each such public offering, other than an Exempt Offering, being an "Eligible Offering"), then, at each of those times, each then Holder will, subject to the terms and conditions hereof, be entitled to have such number of that Holder's Registrable Shares as that Holder may request in accordance with
Section 4(c) registered under the Securities Act for disposition by means of the registration statement relating to that Eligible Offering.

         (b) In the case of each Eligible Offering, the Company will deliver to each then Holder a written notice of that offering (a "Registration Notice") at least 20 days prior to its filing with the SEC of the registration statement, or the amendment thereto, which includes the Preliminary Prospectus for that offering. The Company will briefly describe in each Registration Notice the Eligible Offering to which that notice relates and inform the addressee that it has 15 days within which to request to include any or all of its Registrable Shares in the registration statement for that offering.

         (c) Any Holder desiring to participate in any Eligible Offering must deliver to the Company within 15 days after the Holder receives the Registration Notice for that offering a written notice to that effect (a "Request Notice") which specifies the number of the Holder's Registrable Shares the Holder desires to have registered under the Securities Act for inclusion in that offering. Any Holder that does not deliver a Request Notice for an Eligible Offering within that 15-day period will be deemed to have waived its right to participate in that offering unless the Company agrees otherwise in writing.

         (d) Any holder that delivers a Request Notice relating to an Eligible Offering on a timely basis, or as otherwise agreed by the Company, pursuant to
Section 4(c) (each such Holder being a "Requesting Holder") will be entitled to offer and sell up to the number of its Registrable Shares specified in its Request Notice in that offering on the terms and conditions on which the Company offers and sells shares of Common Stock in that offering if the Requesting Holder complies with the applicable provisions of Sections 5, 6 and 11; provided, however, that: (i) the Company may reserve to itself the right to be the exclusive grantor of any underwriter's over allotment option; and (ii) the number of Registrable Shares any Requesting Holder will be entitled to offer and sell will be subject to reduction as Section 4(e) provides.

         (e) The Company will have the right to determine the aggregate size of each Eligible Offering and to limit the number of Registrable Shares to be included in that offering without reducing the number of shares, if any, of Common Stock to be offered by the Company in that offering, as follows: (i) if the lead managing underwriter selected by the Company for an Eligible

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Offering (or, if that offering will not be underwritten, a qualified independent underwriter (as defined in Rule 2720 of the NASD Conduct Rules) serving as financial advisor to the Company) determines that marketing factors render necessary or advisable a limitation on the number of Registrable Shares to be included in that offering, the Company will be required to include in that offering only such number of Registrable Shares, if any, as that lead managing underwriter (or financial advisor, as the case may be) believes will not jeopardize the success of the primary offering by the Company; and (ii) if the Company limits the number of Registrable Shares that Requesting Holders may include in any Eligible Offering pursuant to clause (i), but does not exclude all such Registrable Shares from that offering, the maximum number of Registrable Shares to be included in that offering on behalf of each of those Requesting Holders will be the product of (A) the number of Registrable Shares that Requesting Holder has specified in its Request Notice relating to that offering multiplied by (B) the fraction the numerator of which is the number of Registrable Shares that Requesting Holder has specified in its Request Notice relating to that offering and the denominator of which is the aggregate number of Registrable Shares all those Requesting Holders have specified in their Request Notices relating to that offering. Notwithstanding the foregoing, any Registrable Shares of Requesting Holders not included in such registration statement by virtue of the foregoing shall be included in such registration statement for a delayed offering to commence for a period of ninety (90) days after the expiration of any Lockup Period required by this Agreement, unless the lead managing underwriter advises the Company that such inclusion in a delayed offering materially and adversely would affect the success of the primary offering by the Company.

         (f) In connection with each Eligible Offering, the Company, in its sole discretion, will determine whether to proceed with or terminate or postpone that offering and to select any underwriter or underwriters to administer that offering.

         5.  Registration Procedures.

         Whenever the Company must register Registrable Shares pursuant to a Demand Registration in accordance with Section 3 or include Registrable Shares in a registration statement relating to an Eligible Offering in accordance with
Section 4, it will, subject to the applicable terms and conditions hereof:

         (a) cause those shares to be registered under the Securities Act by means of a Sellers' Registration Statement as soon as practicable, in either the original filing thereof or in a pre-effective amendment to a previously filed registration statement;

         (b) prior to the first to occur of (i) the sale by the Holders thereof, by means of the Sellers' Registration Statement after it becomes effective under the Securities Act, of all the Registrable Shares covered by the Sellers' Registration Statement when it becomes effective under the Securities Act and the elapse of the period in which a dealer is required by the Securities Act to deliver a prospectus in connection with its offer and sale of any of those shares and (ii) the withdrawal by the Company of the Sellers' Registration Statement pursuant to Securities Act Rule 477, prepare and file with the SEC under the Securities Act such amendments (including post-effective amendments) to the Sellers' Registration Statement and supplements to the related prospectus as are necessary (A) to reflect the plan of distribution contemplated by the Sellers' Registration Statement and (B) so that (1) neither the Sellers'

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Registration Statement nor that prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (2) both the Sellers' Registration Statement and that prospectus comply in all material respects with all other applicable legal requirements;

         (c) provide to each Holder named as a selling stockholder in the Sellers' Registration Statement in accordance with such Holder's exercise of its registration rights under this Agreement (each a "Selling Holder") such number of prospectuses (including preliminary prospectuses) and other documents incident to the offering and sale of that Selling Holder's Registrable Shares by means of the Sellers' Registration Statement as that Selling Holder may from time to time reasonably request;

         (d) prior to the time the Sellers' Registration Statement or any post-effective amendment thereto becomes effective under the Securities Act, provide an opportunity to review and comment with respect to that document to one counsel selected by Selling Holders holding a majority of the Registrable Shares covered by that document and reasonably satisfactory to the Company;

         (e) provide to each Selling Holder, any managing underwriter participating in the distribution of the Registrable Shares covered by the Sellers' Registration Statement and any accountant, lawyer or other professional retained by that Selling Holder or managing underwriter (each an "Inspector") reasonable access to appropriate officers and employees of the Company to ask questions and obtain information reasonably requested by that Inspector in connection with that Sellers' Registration Statement; provided, however, that in connection with any such access or request, each Selling Holder will and will cause each of its representative Inspectors to, and the Company may require each other Inspector to, (i) cooperate to the extent reasonably practicable to minimize any disruption in the operation by the Company of its business, (ii) keep confidential all records, documents and information the Company advises are confidential or of a proprietary nature (collectively, the "Records") and (iii) not use the information it obtains from the Records as a basis for any market transactions in the securities of the Company unless and until that information is in the public domain or otherwise becomes publicly available;

         (f) use its good-faith efforts to register and qualify the Registrable Shares covered by the Sellers' Registration Statement under the applicable securities or "blue sky" laws (collectively, "Blue Sky Laws") of such jurisdictions as any Selling Holder may reasonably request, provided that it will not be required to (i) qualify generally to do business in any jurisdiction where it otherwise would not be required to qualify but for this Section 5(f),
(ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

         (g) notify each Selling Holder promptly (i) when it is informed that the Sellers' Registration Statement or any post-effective amendment thereto becomes effective under the Securities Act, (ii) of any request by the SEC for an amendment to the Sellers' Registration Statement or a supplement to any related prospectus, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Sellers' Registration Statement or any order preventing or suspending the use of any related prospectus or the initiation or threat by the SEC of any proceeding for any of those purposes, (iv) of the suspension of the qualification of any

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Registrable Shares covered by the Sellers' Registration Statement for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose and (v) of any determination by it that any event has occurred or fact exists which makes untrue any statement of a material fact included in the Sellers' Registration Statement or any related then current prospectus or which requires the making of a change in the Sellers' Registration Statement or that prospectus in order that the same will not contain any untrue statement of a material fact or omit to state a material fact required to be contained therein or necessary to make the statements therein not misleading;

         (h) if any order is issued which (i) suspends the effectiveness of the Sellers' Registration Statement, (ii) suspends or prevents the use of any related then current prospectus or (iii) suspends the qualification of any Registrable Shares covered by the Sellers' Registration Statement for sale in any jurisdiction, use commercially reasonable efforts to obtain the withdrawal of that order;

         (i) if the Eligible Offering to which the Sellers' Registration Statement relates is being underwritten by underwriters, (i) enter into agreements customary at the time (including an underwriting or purchase agreement in then-customary form) as those underwriters reasonably may request in order to facilitate the disposition of the Registrable Shares in that offering, (ii) use reasonable diligence to obtain an opinion of legal counsel (who may be its general counsel) covering such matters as are then customarily covered by opinions addressed to those underwriters by an issuer's counsel and
(iii) use reasonable diligence to obtain a "comfort" letter or letters from its independent public accountants in their customary form and covering such matters of the type then customarily covered by "comfort" letters as those underwriters reasonably may request; and

         (j) otherwise use its good-faith efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement that (i) covers a period of at least 12 months beginning within three months after the effective date of the Sellers' Registration Statement and (ii) satisfies the provisions of Section 11(a) of the Securities Act.

         (k) if at any time after a Sellers' Registration Statement has become effective the Company is engaged in any activity the public disclosure of which the Company determines, in its reasonable business judgment, would be detrimental to the Company, then the Company may direct that use of the prospectus contained in the Sellers' Registration Statement be suspended. The Company will notify all selling Holders of the suspension, and each selling Holder will immediately discontinue any sales of Registrable Shares pursuant to such registration statement until such selling Holder has received copies of a supplemented or amended prospectus or until such selling Holder is advised in writing by the Company that the then-current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. The Company will use its commercially reasonable efforts to terminate any such suspension and reinstate the ability of all selling Holders to use the prospectus contained in the Sellers' Registration Statement, as amended or supplemented, as the case may be, as soon as is practicable. The Company may not exercise the rights provided by this Section 5(k) to effect a suspension for more than 60 days (90 days if such event causing the suspension relates to a potential acquisition or merger) in the aggregate during any twelve month period.

         6. Underwriting Arrangements. No Holder will be permitted to participate in any registration hereunder of securities being underwritten and offered for resale by underwriters unless the Holder (i) agrees to sell the Holder's Registrable Shares on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve those arrangements, (ii) enters into a written agreement with the managing underwriter or the representative of the underwriters in such form and containing such provisions as are then customary in the securities business for such an arrangement between those underwriters and issuers of the Company's size and investment stature and (iii) completes and executes all questionnaires, powers of attorney, indemnities and other documents, and obtains such spousal or other consents, as are reasonably required under the terms of those arrangements and this Agreement. If a Selling Holder disapproves of the proposed terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered not less than 10 days before the Sellers' Registration Statement is declared effective under the Securities Act (the "Reporting Date").

         7.  Rule 144 Reporting. The Company will:

                           (i)   make and keep public information available (as
those terms are understood and defined in Rule 144) at all times from and after 90 days following the Reporting Date;

                           (ii)  use its good-faith efforts to file with the SEC
in a timely manner all reports and other documents Section 13 or 15(d) of the Exchange Act, as applicable, requires it to file with the SEC; and

                           (iii) so long as a Holder owns Registrable Shares,
deliver to the Holder, on the Holder's request, a written statement as to whether it is in compliance with the requirements referred to in clauses (i) and
(ii) above (if it is then subject to those requirements).

         8. Market Standoff. Each Holder agrees, to the extent permitted by applicable law, that, for so long as the Holder holds Registrable Shares, the Holder will not, except as Sections 3 and 4 permit, sell, transfer or otherwise dispose of in a public transaction (including through put or short-sale arrangements) shares of Common Stock in the period (i) beginning 10 days prior to the effectiveness under the Securities Act of any registration statement covering shares of Common Stock being publicly offered in an Eligible Offering or in an Exempt Offering of the type specified in clause (iii) of the definition of Exempt Offering and (ii) ending 90 days following the date of that effectiveness (each such period being a "Lockup Period"). The Company will provide each Holder written notice of any Lockup Period.

         9.  Registration Expenses.

         (a) Except as Section 9(b) provides, the Company will pay or otherwise bear all the expense attributable to the registration of Registrable Shares under the Securities Act for sale pursuant to Section 3 or 4, including all the following: (i) registration and filing fees payable under the Securities Act or Blue Sky Laws; (ii) fees and expenses incurred in complying with Blue Sky Laws, including the reasonable fees and disbursements of counsel incurred in that connection; (iii) printing expenses; (iv) messenger and delivery expenses; (v) the Company's

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internal expenses, including the salaries and expenses of its employees; (vi)
fees and expenses attributable to the listing of the Registrable Shares on each securities exchange (including, for this purpose, the Nasdaq National Market) on which the Common Stock is then listed or included at the Company's initiation;
(vii) registrar and transfer agents' fees; (viii) fees and disbursements of the Company's counsel and independent certified public accountants; (ix) securities act liability insurance premiums (if the Company elects to obtain that insurance); and (x) fees and expenses of any special experts or other Persons the Company retains in connection with its compliance with this Agreement.

         (b) Each Selling Holder will pay or otherwise bear all underwriting commissions and discounts and transfer taxes attributable to that Selling Holder's sale or other disposition of Registrable Shares, and each Holder will pay or otherwise bear (i) the fees and expenses of that Holder's counsel and any other special experts or Persons that Holder retains in connection with any Seller's Registration Statement or the sale or other disposition of that Holder's Registrable Shares and (ii) that Holder's internal expenses, including the salaries and expenses of that Holder's employees.

         10. Transfers and Additional Grants of Registration Rights.

         (a) A holder may not transfer the registration rights this Agreement affords the Holder to any other Person except as follows: (i) a Holder who is a natural person may transfer those rights to a member of his immediate family (including his parents) or a trust for the benefit of one or more members of his immediate family; (ii) a Holder that is a corporation may transfer its rights to its sole shareholder; (iii) a Holder that is a partnership or limited liability company may transfer those rights to its partners or members, as the case may be; (iv) a Holder may transfer those rights to any other Holder and (v) a Holder may transfer those rights in conjunction with a transfer of the SP Agreement, the Notes or the Warrants in accordance with the terms of the SP Agreement; provided, that any such transfer will be permitted only if (a) such rights are transferred to the transferee thereof together with a permitted transfer of Notes or Conversion Securities and (b) the transferee executes an addendum to this Agreement, in a form satisfactory to the Company, in which that transferee agrees to comply with and otherwise be bound by all the terms and conditions hereof.

         (b) The Company will, without the consent of any Holder, extend the registration rights this Agreement provides to the Persons who become holders of Common Stock as a result of distributions thereof made by a Holder that is a partnership to its partners, or by a Holder that is a limited liability company to its members or by a Holder that is a corporation to its sole shareholder, and the Company may, without the consent of any Holder, extend the registration rights this Agreement provides to additional Persons who become holders of equity securities of the Company after the date hereof, in each case by entering into one more addenda to this Agreement with those Persons pursuant to which, for all purposes hereof, those Persons will become Holders. Nothing herein will limit or otherwise restrict the ability or right of the Company to grant to any Person any registration or similar rights in the future respecting shares of Common Stock or any other securities the Company may issue, whether pursuant to the provisions of this Section 10 or otherwise.

         11. Indemnification: Contribution.

         (a) Indemnification by the Company. The Company will, to the extent applicable law permits, indemnify each Selling Holder who sells Registrable Shares by means of a Sellers' Registration Statement and each of that Selling Holder's Related Parties against, and hold each of those Persons harmless from and in respect of, any and all claims, damages, losses, liabilities and expenses (including reasonable legal expenses) whatsoever (collectively, "Claims") that arise from or are based on any untrue statement or alleged untrue statement of a material fact contained in that Sellers' Registration Statement or any prospectus (including any preliminary prospectus) forming a part thereof, or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, except insofar as those Claims arise out of or are based on any such untrue statement or omission or allegation thereof based on information furnished in writing to the Company by or on behalf of that Selling Holder expressly for use therein. In connection with any underwritten offering of shares of Registrable Shares, the Company will indemnify and hold harmless each participating underwriter and each of that underwriter's Related Parties on either (i) substantially the same basis on which it will indemnify each Selling Holder and that Selling Holder's Related Parties pursuant to this Section 11(a) or (ii) such other basis as underwriters customarily obtain from issuers at the time of that offering. Notwithstanding the foregoing, the Company's obligations to indemnify and hold harmless pursuant to this Section 11(a) with respect to any Claim (or action or proceeding in respect thereof) that arises from or is based on any untrue or alleged untrue statement contained in, or any omission or alleged omission from, any preliminary prospectus will not inure to the benefit of any Selling Holder or underwriter or its Related Parties if it is determined that (i) a copy of the prospectus used to confirm the sale of Registrable Shares to the Person asserting that claim was not sent or given to that Person at or prior to the written confirmation of that sale, (ii) the untrue statement or alleged untrue statement or the omission or alleged omission was corrected by that prospectus and (iii) it was the responsibility of that Selling Holder or that underwriter (or any dealer acquiring those shares directly or indirectly from that underwriter) to send or give that prospectus to that Person.

         (b) Conduct of Indemnification Proceedings. Each Person claiming indemnification from the Company pursuant to this Section 11 (an "Indemnified Party") will, promptly after that Indemnified Party becomes aware of any assertion or commencement of any action or proceeding against that Indemnified Party in respect of which indemnity may be sought from the Company (a "Proceeding"), promptly notify the Company in writing of the Proceeding, provided, that an Indemnified Party's failure to so notify the Company will not relieve the Company from any liability it may have to that Indemnified Party otherwise than pursuant to the provisions of this Section 11. If any Proceeding is brought against any Indemnified Party and that Indemnified Party duly notifies the Company thereof (i) the Company will have the right, at its expense, to assume the defense thereof, including the employment of counsel; and
(ii) the Indemnified Party will have the right to employ separate counsel in the Proceeding and participate in the defense thereof, but the Indemnified Party will pay the fees and expenses of that separate counsel unless (A) the Company has agreed in writing to pay those fees and expenses or (B) the named parties to the Proceeding (including any impleaded parties) include both the Indemnified Party and the Company, and counsel advises the Indemnified Party in writing that one or more legal defenses may be available to the Indemnified Party which is or are different from or additional to those available to the Company (in which case, if the Indemnified Party notifies the Company in writing that the Indemnified Party elects to employ separate counsel at the expense of the Company, the Company will not have the right to assume the defense of the Proceeding on behalf of the Indemnified Party; it being understood, however, that the Company will not, in connection with any one Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction and arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate law firm (together with appropriate local counsel) at any time for all Indemnified Parties). The Company will not be liable for any settlement of any Proceeding which any Indemnified Party effects without the Company's written consent.

         (c) Indemnification by Selling Holders. Each Selling Holder will, to the extent applicable law permits, indemnify the Company and each of its Related Parties against, and hold each of those Persons harmless from and in respect of, Claims to the same extent as the indemnity from the Company to that Selling Holder in Section 11(a), but only with respect to information that is furnished by or on behalf of that Selling Holder expressly for use in a Sellers' Registration Statement or any prospectus (including any preliminary prospectus) forming a part thereof, or any amendment thereof or supplement thereto. If any action or proceeding is brought against the Company or any of its Related Parties in respect of which any of those Persons may seek indemnity from a Selling Holder pursuant to this Section 11(c), that Selling Holder will have the rights and duties given to the Company, and each of those Persons will have the rights and duties given to that Selling Holder and that Selling Holder's Related Parties, by Section 11(b). Each Selling Holder also will, to the extent applicable law permits, indemnify and hold harmless the underwriters of the shares of Registrable Shares offered by that Selling Holder on substantially the same basis on which the Company will indemnify and hold harmless those Persons pursuant to Section 11(a).

         (d) Contribution. If the indemnification this Section 11 provides for is unavailable to any party intended to be indemnified pursuant to this Section 11 in respect of any Claims referred to herein, the parties who would have indemnified that party in the contemplation of this Section 11 will, in lieu of providing that indemnification, contribute to the amount paid or payable by that party as a result of those Claims, as follows:

                           (i)  as between the Company and the Selling Holders,
on the one hand, and the underwriters of shares of Registrable Shares, on the other hand, (A) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Holders and by those underwriters from the offering of those shares or, if that allocation is not permitted by applicable law, (B) in such proportion as is appropriate to reflect not only those relative benefits, but also the relative faults of the Company and the Selling Holders and of those underwriters in connection with the statements or omissions that resulted in those Claims, as well as any other relevant equitable considerations; and

                           (ii) as between the Company, on the one hand, and
each Selling Holder, on the other hand, in such proportion as is appropriate to reflect the relative faults of the Company and of that Selling Holder in connection with those statements or omissions, as well as any other relevant equitable considerations.

The relative benefits received by the Company and the Selling Holders, on the one hand, and the underwriters participating in the underwritten offering of shares of Registrable Shares, on the other hand, will be deemed to be in the same proportion as the total proceeds from that offering (including shares of Common Stock, if any, being offered by the Company), net of underwriting discounts and commissions, but before deducting expenses, bear to the total amount of underwriting discounts and commissions received by those underwriters in that offering, while (i) relative faults of the Company and the Selling Holders and of those underwriters will be determined by reference to, among other facts, whether the statements or omissions that resulted in the Claims in respect of which contribution is being made are or relate to information supplied by the Company and the Selling Holders or by those underwriters and
(ii) the relative faults of the Company and of the Selling Holders will be determined by reference to, among other facts, (A) whether those statements or omissions are or relate to information supplied by the Company or by the Selling Holders and (B) those Persons' relative intent, knowledge, access to information and opportunity to correct those statements or omissions or prevent them from being made. The Company and the Selling Holders agree it would not be just or equitable if contribution pursuant to this Section 11(d) were to be determined by pro rata allocation (even if the underwriters, if any, were to be treated as one entity for this purpose) or by any other allocation method that does not take into account the equitable considerations referred to in this Section 11(d).

         (e) Limitations on Contribution. No underwriter will be required to contribute to the Company or the Selling Holders, pursuant to Section 11(d) or otherwise, any amount in excess of the amount by which (i) the total price at which the Registrable Shares underwritten by it and distributed to the public were offered to the public exceeds (ii) the amount of any damages it otherwise has been required to pay by reason of the statements or omissions that resulted in the Claims in respect of which contribution is being made, and no Selling Holder will be required to contribute to the Company or any underwriter, pursuant to Section 11(d) or otherwise, any amount in excess of the amount by which (i) the total price at which that Selling Holder's Registrable Shares were offered to the public exceeds (ii) the amount of any damages that Selling Holder otherwise has been required to pay by reason of those statements or omissions. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. If indemnification is available under this Section 11, the indemnifying parties will indemnify each indemnified party to the full extent Sections 11(a) and (c) provide without regard to the relative fault of any Person or any other equitable consideration referred to in Section 11(d).

             12. Miscellaneous.

         (a) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least 67% of the Registrable Shares then held by Holders.

         (b) Notices. All notices and other communications required or permitted to be given by any provision of this Agreement shall be in writing and mailed (certified or registered mail, postage prepaid, return receipt requested) or sent by hand or overnight courier, by facsimile transmission (with acknowledgment received), or by electronic mail (with acknowledgment received), charges prepaid and addressed to the intended recipient as follows, or to such other address or number as may be specified from time to time by like notice to the parties:

                           If to the Company:

                           20 Newbury Street
                           Boston, MA  02116
                           Attention: Chief Executive Officer

                           with a copy to:

                           Ropes & Gray
                           One International Place
                           Boston, MA  02110-2624
                           Attention:  Steven A. Wilcox, Esq.

         If to a Holder, to the address set forth for such Stockholder on
Schedule 1 to this Agreement.

Any party may from time to time specify a different address for notices by like notice to the other parties. All notices and other communications given in accordance with the provisions of this Agreement shall be deemed to have been given and received (i) four (4) Business Days after the same are sent by certified or registered mail, postage prepaid, return receipt requested, (ii) when delivered by hand or transmitted by facsimile or electronic mail (with acknowledgment received and, in the case of facsimile or electronic mail only, a copy of such notice is sent no later than the next Business Day by a reliable overnight courier service, with acknowledgment of receipt) or (iii) one (1) Business Day after the same are sent by a reliable overnight courier service, with acknowledgment of receipt.

         (c) Successors and Assigns. This Agreement will inure to the benefit of and be binding on the heirs, executors, administrators, successors and assigns of each of the parties hereto.

         (d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same agreement.

         (e) Headings and References. The headings in this Agreement are for convenience of reference only and will not limit or otherwise affect the meaning hereof References herein to "Sections" are to Sections of this Agreement unless otherwise indicated.

         (f) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THAT STATE.

         (g) Severability. If any one or more of the provisions herein, or the application thereof in any circumstances, is invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of that provision in every other respect and of the remaining provisions contained herein will not be in any way impaired thereby, it being intended by each party hereto that all the rights and privileges of all parties hereto will be enforceable to the fullest extent permitted by law.

         (h) Entire Agreement; Termination. The parties hereto intend that this Agreement will be considered for all purposes as the final expression, and a complete and exclusive statement, of their mutual agreement and understanding in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties to this Agreement with respect to that subject matter.

                      Rest of Page Intentionally Left Blank
                             Signature Page Follows

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agree of the date first above written.

                                          BOSTON LIFE SCIENCES, INC.

                                          By: /s/ S. David Hillson
                                             ------------------------------
                                          Name:  S. David Hillson
                                          Title:  Chief Executive Officer

                                          INGALLS & SNYDER VALUE PARTNERS, L.P.

                                          By: /s/ Robert L. Gipson
                                             ------------------------------
                                          Name:  Robert L. Gipson
                                          Title:  General Partner

                [Signature Page to Registration Rights Agreement]

                                   SCHEDULE 1

                   Holder
             (name and address)

             Ingalls & Snyder Value Partners, L.P.
             61 Broadway
             New York, NY 10006